SHARE PURCHASE AGREEMENT

AMONG:

BIG SKY ENERGY KAZAKHSTAN LTD., an Alberta registered corporation having an office in the City of Calgary, in the Province of Alberta (hereinafter called the "Corporation")

- And -

SHENGLI OILFIELD JUNWEI PETROLEUM-TECH DEVELOPMENT CO. LTD., a People’s Republic of China registered corporation having an office in Dongying City, in Shangdong Province, People's Republic of China (hereinafter called "Purchaser")

SHARE PURCHASE AGREEMENT

Dated as of 7th October, 2003

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                                      Table of Contents

        Page

ARTICLE I

INTERPRETATION

1

1.1

Definitions

1

1.2

Schedules

2

ARTICLE II

SHARE PURCHASE

3

2.1

Agreement of Share Purchase

3

2.2

Purchase Price

3

2.3

Payment of the Purchase Price

4

2.4

Corporate Governance

4

ARTICLE III

REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTIES

4

3.1

Corporation's Representations, Warranties and Covenants

4

3.2

Purchaser's Representations, Warranties and Covenants

6

3.3

Survival of Representations, Warranties and Covenants

8

3.4

No Merger

8

3.5

Disclaimer

8

ARTICLE IV

ARBITRATION

9

4.1

Dispute

9

4.2

Arbitration

9

4.3

Binding Nature

10

ARTICLE V

NOTICE

10

5.1

Service of Notice

10

5.2

Addresses for Notices

10

5.3

Right to Change Address

11

ARTICLE VI

MISCELLANEOUS PROVISIONS

11

6.1

Waiver

11

6.2

Assignment

11

6.3

Expenses

11

6.4

Governing Law

12

6.5

Time

12

6.6

No Amendment Except in Writing

12

6.7

Further Assurances.

12

6.8

Enurement

12

6.9

Severability

12

SHARE PURCHASE AGREEMENT

THIS AGREEMENT made as of the 7th day of October 2003.

AMONG:

BIG SKY ENERGY KAZAKHSTAN LTD., an Alberta registered corporation having an office in the City of Calgary, in the Province of Alberta (hereinafter called the "Corporation")

- And -

SHENGLI

OILFIELD

JUNWEI PETROLEUM-TECH DEVELOPMENT CO. LTD., a People’s Republic of China registered corporation having an office in Dongying City, in Shandong Province, People's Republic of China (hereinafter called "Purchaser")

WHEREAS the Corporation owns a ninety percent equity interest in the Partnership, which in turn owns the Assets;

AND WHEREAS the Purchaser is interested in acquiring oil and gas interests in Kazakhstan, specifically an interest in the Assets;

AND WHEREAS the Corporation has agreed to issue 10,000,000 common shares in the capital of the Corporation (the "Purchased Shares") to the Purchaser, and the Purchaser has agreed to purchase from the Corporation, the Purchased Shares, on the terms and conditions set forth herein;

NOW THEREFORE in consideration of the mutual covenants, representations and warranties, which are to be made and performed by the respective Parties, it is hereby agreed as follows:

ARTICLE I
INTERPRETATION

1.1

Definitions

The following terms when used in this Agreement shall have the meanings hereby assigned to them:

"Corporation" means Big Sky Energy Kazakhstan Ltd., an Alberta registered corporation having an office in the City of Calgary, in the Province of Alberta;

"Agreement" means this Share Purchase Agreement.

"Assets" means, collectively the right, title, estate and interest of the Partnership in and to the oil and gas blocks Morskoye, Karatal and Dauletaly as described in Schedule "A" and any and all other property, assets and rights, whether tangible or intangible, real or personal, pertaining thereto;

"Business Day" means any day other than a day which is a Saturday, a Sunday or a statutory holiday in Calgary, Alberta;

"Effective Date" means October 1, 2003;

"Effective Time" means 12:01 a.m. MST on the Effective Date;

"Governmental Entity" means any court or tribunal in any jurisdiction or any federal, provincial, municipal or other governmental body, agency, authority, department, commission, board or instrumentality;

"Initial Investment" has the meaning set forth in Clause 2.2;

"Historical Compensation" has the meaning set forth in Clause 2.2;

"Partnership" means KoZhaN, a limited-liability partnership, established and existing under the laws of Kazakhstan (Registration Certificate No. 39658-1910-TOO (IU), issued by the Almaty Department of Justice on April 28, 2001), having its legal address at office 85, 2 Orbita-4 Microdistrict, Almaty, Kazakhstan;

"Party" means a Person, which is bound by this Agreement;

"Person" means any individual, partnership, corporation, association, business, trust, government or political subdivision thereof, governmental agency or other entity;

"Purchased Shares" has the meaning set forth in the recitals;

"Purchaser" means Shengli Oilfield Junwei Petroleum-Tech Development Co. Ltd., a People’s Republic of China registered corporation-having offices in Dongying City, Shandong Province, People’s Republic of China;

"Regulations" means all statutes, laws, codes, treaties, ordinances, decrees, rules, orders and regulations in effect from time to time and made by governments or Governmental Entities having jurisdiction over the Corporation, the Purchaser, or the Partnership; and

"Tax Act" means the Income Tax Act (Canada), as amended from time to time.

1.2

Schedules

The following Schedules are attached hereto and made part of this Agreement:

Schedule "A" - DESCRIPTION OF PROPERTIES

ARTICLE II
SHARE PURCHASE

2.1

Agreement of Share Purchase

Upon the terms and subject to the fulfilment of the conditions of this Agreement, the Corporation agrees to issue to the Purchaser, and the Purchaser agrees to purchase from the Corporation, the Purchased Shares, effective as of the Effective Date.

2.2

Purchase Price

The aggregate purchase price to be paid by the Purchaser to the Corporation for the Purchased Shares shall be:

(a)

US$2,000,000 for the development of the Assets (the "Initial Investment"); and

(b)

US$300,000 as compensation for historical costs of the Corporation (the "Historical Compensation").

The Initial Investment and Historical Compensation will be recovered firstly by the Purchaser from production revenue.

2.3

Payment of the Purchase Price

The Purchaser shall pay the Initial Investment and the Historical Compensation to the Corporation on the Effective Date by wire transfer in immediately available funds to an account that has been designated by the Corporation.

2.4

Corporate Governance

The Corporation and the Purchaser agree that on the Effective Date, or as soon as practical thereafter, there shall be 4 members of the board of directors of the Corporation with at least 2 directors been designated by the Purchaser.  Subsequent to the Effective Date, the shareholders of the Corporation will examine the feasibility of entering into a shareholders agreement.

ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PARTIES

3.1

Corporation's Representations, Warranties and Covenants

The Corporation representations, warranties and covenants to the Purchaser that, as of the execution date of this Agreement and during all the time thereafter, the following representations are and will be true, complete and not misleading in any way:

(a)

The Corporation is a corporation duly incorporated, organized and validly existing under the laws of its jurisdiction of incorporation.

(b)

No bankruptcy or similar proceedings have been commenced or are pending or proposed in respect of the Corporation.

(c)

The Corporation has all necessary corporate power, authority and capacity to enter into this Agreement and issue the Purchased Shares to the Purchaser in the manner contemplated herein and to carry out its obligations under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated have been duly authorized by all necessary corporate action on the part of the Corporation and the shareholders of the Corporation.

(d)

The Corporation is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, instrument, charter or by-law provision, order, judgment or decree which would be violated, contravened or breached by, or which would result in the creation or imposition of any material security interest, lien or other encumbrance on the Purchased Shares or the Corporation as a consequence of the execution and delivery of this Agreement or the consummation of any of the transactions provided for in this Agreement.

(e)

The Corporation is the absolute beneficial owner of an interest in the Partnership with good and valid title, free and clear of any mortgages, liens, charges, pledges, security interests or encumbrances or any rights of others to acquire any of the Corporation's ownership interest in the Partnership and is exclusively entitled to possess the interest in the Partnership.

(f)

To the knowledge of the Corporation, the Partnership is the absolute beneficial owner of the Assets with good and valid title.

(g)

To the knowledge of the Corporation, there is no suit, action, litigation, investigation, claim, complaint, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or threatened against, or involving the Corporation or the Partnership or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any case, might adversely affect the properties, business, future prospects or financial condition of the Partnership, or the ability of the Corporation to enter into this Agreement or to consummate the transactions contemplated in this Agreement. This Agreement constitutes a valid and binding obligation of the Corporation, enforceable against it in accordance with the terms of this Agreement subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

(h)

The Corporation is a Canadian resident for the purposes of the Income Tax Act (Canada).

(i)

The outstanding as fully paid and non-assessable shares are 10,000,000.  No shares or other securities of the Corporation have been issued in violation of any laws, the articles of incorporation, by-laws or other constituting documents of the Corporation or the terms of any shareholders' agreement or any agreement to which the Corporation is a party or by which it is bound.

(j)

There are no shareholders' agreements, pooling agreements, voting trusts or other similar agreements with respect to the ownership or voting of any of the shares of the Corporation.

(k)

There are no facts known to the Corporation which should be disclosed to the Purchaser in order to make any of the representations and warranties contained in this Agreement not misleading, or which may have a materially adverse effect on the Corporation or the Partnership, and no facts are known to the Corporation which may materially or adversely affect the Corporation or the Partnership.

The Corporation acknowledges that the Purchaser, in agreeing to consummate the transactions contemplated by this Agreement, has relied upon such representations, warranties and covenants.

3.2

Purchaser's Representations, Warranties and Covenants

The Purchaser representations, warranties and covenants to the Corporation that, as of the execution date of this Agreement and during all the time thereafter, the following representations are and will be true, complete and not misleading in any way:

(a)

The Purchaser is a corporation duly incorporated and validly existing under the laws of the People’s Republic of China.

(b)

The Purchaser has all necessary corporate power, authority and capacity to enter into this Agreement and to perform its obligations under this Agreement; the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of the Purchaser.

(c)

This Agreement constitutes a valid and binding obligation of the Purchaser, enforceable against it in accordance with the terms of this Agreement, subject, however, to limitations with respect to enforcement imposed by law in connection with bankruptcy or similar proceedings and to the extent that equitable remedies such as specific performance and injunction are in the discretion of the court from which they are sought.

(d)

The Purchaser is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, order, judgment, decree, licence, permit or law which would be violated, contravened or breached by the execution and delivery by it of this Agreement or the performance by it of any of the terms.

(e)

There is no suit, action, litigation, investigation, claim, complaint, arbitration proceeding or governmental proceeding, including appeals and applications for review, in progress, pending or, to the best of the Purchaser's knowledge, threatened against or relating to the Purchaser or any judgment, decree, injunction, rule or order of any court, governmental department, commission, agency, instrumentality or arbitrator which, in any case, might adversely affect the ability of the Purchaser to enter into this Agreement or to consummate the transactions contemplated in this Agreement. The Purchaser has had the opportunity to ask any questions and to request any information the Purchaser required to make a decision about the Corporation and the Purchased Shares, and the Purchaser has been satisfied with all information provided by the Corporation.

(f)

The Purchaser has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or, where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk or loss of its investment.

(g)

The Purchaser has no knowledge that any representation or warranty made by the Corporation in this Agreement is false or inaccurate in any material respect.

The Purchaser acknowledges that the Corporation in agreeing to consummate the transactions contemplated by this Agreement has relied upon such representations and warranties.

3.3

Survival of Representations, Warranties and Covenants

All representations, warranties, covenants and agreements contained in this Agreement on the part of each of the Parties shall survive the Effective Date, the issuance and delivery of the Purchased Shares and the payment of the consideration therefore.  If no claim shall have been made under this Agreement against a Party with respect to any incorrectness in or breach of any representation or warranty made by that Party in this Agreement within six months following the Effective Date, that Party shall have no further liability with respect to the representation or warranty. Notwithstanding the limitations set out in this clause 3.3, any claim that is based on title to the Purchased Shares, intentional misrepresentation or fraud may be brought at any time.

3.4

No Merger

The representations and warranties contained in clauses 3.1 and 3.2 herein of this Agreement shall be deemed to apply to all and shall not merge or diminish as a result of the conveyance of the Purchased Shares as contemplated hereunder.

3.5

Disclaimer

The Corporation expressly negate and disclaim, and shall not be liable for, any representation or warranty which may have been made or alleged to be made in any other document or instrument in connection herewith or in any statement or information made or communicated to the Purchaser in any manner.  Additionally, the Corporation does not represent or warrant the value of the Purchased Shares, the Corporation, the Partnership, the Assets or the future revenues applicable thereto.

Notwithstanding anything to the contrary in any clause of this Agreement, the Corporation does not make any representation, warrant or covenant as to the necessity, or the ability of the Partnership, the Corporation or the Purchaser, under the Regulations of Kazakhstan, to obtain approval or consent from any Kazakhstan governmental entity in order for the Partnership, the Corporation or the Purchaser to engage in operations in Kazakhstan.  The Purchaser specifically acknowledges, agrees and accepts the inherent risk associated with investing and operating in Kazakhstan (including, without limitation: delay or denial of approvals; omissions by governmental entities; civil unrest or any exercise of sovereign power, which would be detrimental to the Purchaser, the Corporation, the Partnership or the Assets) and holds the Corporation harmless for any such occurrence.

ARTICLE IV
ARBITRATION

4.1

Dispute

The Parties hereto agree to submit all disputes (a "Dispute") among them under this Agreement to binding arbitration in accordance with this Agreement.

4.2

Arbitration

Both parties agree that arbitration will be governed by the Arbitration Act of Hong Kong, People’s Republic of China. All of application, hearing and procedure will be taken by the requirement of Arbitration court of Hong Kong.

Each Party hereto shall bear the costs and expenses of lawyers, consultants, advisors, witnesses and employees retained by it in any arbitration. The expenses of the Arbitrator shall be paid equally by the corporation and the Purchaser unless the Arbitrator provides otherwise in its award.

4.3

Binding Nature

The Agreement herein among the Parties to arbitrate shall be specifically enforceable in any court having jurisdiction thereof. Any decision rendered by the Arbitrator pursuant to any arbitration shall be final and binding upon the Parties hereto, and judgment may be entered upon it in accordance with applicable law in any court of competent jurisdiction.

ARTICLE V
NOTICE

5.1

Service of Notice

All notices, requests, consents and other communications required or permitted hereunder shall be deemed to be served properly if served (i) when delivered if delivered personally (including by courier); (ii) on the third day after mailing, if mailed postage prepaid, by registered or certified mail (return receipt requested); (iii) on the day after mailing if sent by a nationally recognized overnight delivery service which maintains records of the time, place and recipient of delivery; or (iv) upon receipt of a confirmed transmission, if sent by telecopy or facsimile transmission, in each case to the parties at the following addresses.

5.2

Addresses for Notices

The address for service of notices hereunder of each of the Parties shall be as follows:

Corporation:

Big Sky Energy Kazakhstan Ltd.

Suite 1980, Ernst & Young Tower

440 Second Avenue S.W.

Calgary, Alberta

Canada  T2P 5E9

Attention:

Daming Yang

Telephone:

(403) 234 – 8282

Telecopier:

(403) 265 – 8808

With a copy to,

Macleod Dixon LLP

3700 Canterra Tower

400 Third Avenue S.W.

Calgary, Alberta

Canada  T2P 4H2

Attention:

Paul Drager

Telephone:

(403) 267 – 8261

Telecopier:

(403) 264 – 5973

Purchaser:

Shengli Oilfield Junwei Petroleum-Tech Development Co. Ltd.,

                  Jinan Road 120

Dongying City, Shangdong Province

People’s Republic of China

Attention:

Mr. Anxia Li

Telephone:

0546-8777270

Telecopier:

0546-8777270

5.3

Right to Change Address

A Party may change its address for service by notice to the other Parties, and such changed address for service thereafter shall be effective for all purposes of this Agreement.

ARTICLE VI
MISCELLANEOUS PROVISIONS

6.1

Assignment

The rights of the Parties shall not be assignable without the prior written consent of the other Party.

6.2

Expenses

Each Party to this Agreement will pay its own expenses in connection with the negotiation of this Agreement, the performance of its obligations hereunder, and the consummation of the transactions contemplated herein.

6.3

Governing Law

This Agreement shall be subject to and be interpreted, construed and enforced in accordance with the laws in effect in the Province in Alberta and the Laws of Canada applicable therein to the exclusion of any conflicts of Laws rules, which would refer the matter to the laws of another jurisdiction.  Each Party accepts the exclusive jurisdiction of the courts of the Province of Alberta and all courts of appeal there from.

6.4

Time

Time shall be of the essence in this Agreement.

6.5

No Amendment Except in Writing

This Agreement may be amended only by written instrument executed by all of the Parties hereto.

6.6

Further Assurances.

The Parties shall with reasonable diligence do all things and provide all reasonable assurances as may be required to consummate the transactions contemplated by this Agreement, and each Party shall provide such further documents or instruments required by any other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and to carry out its provisions, whether before or after the Effective Date.

IN WITNESS WHEREOF the Parties have executed this Share Purchase Agreement on the date first above written.

BIG SKY ENERGY KAZAKHSTAN LTD. Per: /s/ Daming Yang Daming Yang President	Shengli Oilfield Junwei Petroleum-Tech Development Co. Ltd., Per: /s/ Anxia Li Anxia Li Director General